                                                                   Exhibit 10.15

                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 8, 1999, (this "Agreement"), is made by and between FRONTLINE COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Buyer").

WITNESSETH:

WHEREAS, upon the terms and subject to the conditions of the Stock Purchase Agreement of even date herewith, between the Buyer and the Company (the "Stock Purchase Agreement"), the Company has agreed to issue and sell to the Buyer shares (the "Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company; and

WHEREAS, to induce the Buyer to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the shares, the shares underlying the Repricing Rights and the Warrant Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i) "Investor" means the Buyer.

(ii) "Register," "Registered, " and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(iii) "Registrable Securities" means the Shares purchased by the Buyer, the Common Stock to be issued upon exercising the Repricing Rights and the Warrants to be issued to the Buyer and finder by the Company, not to exceed, in the aggregate, 225,000.

(iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

2. Registration.

(a) Mandatory Registration. The Company shall prepare, and within sixty (60) days after the Closing Date (as that term is defined in Section 9 of the Stock Purchase Agreement) file a Registration Statement covering the Registrable Securities. Such Registration Statement shall state that, in accordance with Rule 416 and Rule 457 under the Securities Act it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar event.

(b) Payments by the Company. The Company shall pay, within ten (10) business days of receipt of written notice from the Buyer, a fee of 2% of the gross purchase price of the Shares purchased by the Buyer, per each thirty day period, on a pro rata basis, as long as the following obligations remain unsatisfied:

(i) If the Registration Statement is not filed within sixty (60) calendar days following the Closing Date, as that term is defined in the Stock Purchase Agreement.

(ii) If the Registration Statement is not declared effective on or before the one hundred twentieth (120th) calendar day after the Closing Date, unless such non-effectiveness is due to the fault of the Buyer;

(iii) If the Company does not file any acceleration request within 5 business days of receiving a "no review" from the SEC with regard to the Registration Statement;

(iv) If trading is suspended for more than 5 trading days due to the fault of the Company .

(v) If the Registration Statement cease to remain effective for more than 10 business days;

(vi) If the Company fails to deliver shares pursuant to the exercise of Repricing Rights or a sale within seven (7) business days of the Company's receipt of a facsimile notice in the form annexed hereto as Exhibit A (the "Exercise Notice") and/or fails to make a cash payment within the time periods set forth in the Stock Purchase Agreement or this Agreement, as the case may be.

(c) Demand Redemption. In the event any default by the Company under the terms of this Agreement is continuing for more than 180 calendar days, Investor may at its sole option send written notice of a demand redemption to the Company. Upon receipt of the written notice from the Investor, the Company shall within 10 business days make a cash payment to Investor equal to the market value of Investor's then outstanding Repricing Rights and Common Stock as of the date that written notice is received by the Company. The cash payment to be made by the Company upon receipt of written notice of the demand redemption, shall be in addition to any remedies or liquidated damages to which the Investor is entitled up to the date written notice of the demand redemption is received by the Company.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

(a) Prepare promptly, and file with the SEC as soon as possible after the Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities and thereafter use its best efforts to cause the Registration Statement relating to Registrable Securities to become effective not later than five (5) days after the Company is notified by the SEC that the Registration Statement may be declared effective and keep the Registration Statement effective pursuant to Rule 415 at all times until the earliest of (i) the date that is one (1) year after the Closing Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement.

(c) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(d) Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its certificate of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

(f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement;

(g) Upon effectiveness of registration, and upon receipt of an Exercise Notice in the form annexed hereto as Exhibit A, the Company shall (i) instruct the transfer agent to remove all restrictive legends from the Registrable Securities; (ii) instruct the transfer agent to issue certificates in such denominations or amounts as the case may be, as the Buyer may reasonably request and registered in such names as the Buyer may request; and (iii) remove any stop transfer order instructions.

(h) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five

(5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor. Notwithstanding the foregoing, each Investor elects to have its securities included in the Registration Statement to be filed by the Company, pursuant to
Section 3(a) above, within five (5) days of the date hereof.

(b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3 shall be borne by the Company, however; if Investor decides to retain Counsel, it shall do so at its own expense.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Registration Statement, prospectus, or any post-effective amendment thereof or the omission to state therein a material fact required to be stated therein necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or apply to amounts paid in settlement of any Claim if such settlement is effected without the the Company being a party thereto. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a claim which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

8. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an 80% in interest of the Registrable Securities not resold to the public. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon each Investor and the Company.

9. Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at One Blue Hill Plaza, 6C Floor, P. O. Box 1548, Pearl River, NY 10965 with a copy to Emanuel Adler, Esq., Tenzer Greenblatt, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-0208, fax number (212) 885-5001; (ii) if to the Buyer, at the address set forth under its name in the Stock Purchase Agreement, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United States Postal Service.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based upon forum non conveniens, to the bringing of any such proceeding in such jurisdictions. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not effect the validity or enforceability of any other provision hereof.

(e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(f) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h) The headings in this Agreement are for convenience of reference only and shall not affect the meaning thereof.

(i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

FRONTLINE COMMUNICATIONS CORPORATION


By:      ______________________________

Name:    ______________________________

Title:   ______________________________


CANADIAN ADVANTAGE LIMITED PARTNERSHIP

By:      ______________________________

Name:    ______________________________

Title: _______________________________


ABERDEEN AVENUE LLC

By:      ______________________________

Name:    ______________________________

Title: _______________________________